UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2017

Lapolla Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31354	13-3545304
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas 77032
(Address of principal executive offices) (Zip Code)

(281) 219-4700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

LAPOLLA INDUSTRIES, INC.
FORM 8-K
OCTOBER 2, 2017

(i)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement

Item 1.01 (a)

Agreement and Plan of Merger

On October 4, 2017, Lapolla Industries, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Icynene U.S. Holding Corp., a Delaware corporation (“Parent”), and Blaze Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Acquisition Sub”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the effective time of the Merger, each of the Company’s issued and outstanding shares of common stock, par value $0.01 per share (“Common Stock”) (other than any shares held by the Company as treasury shares or shares held by Parent, Acquisition Sub, or any other wholly-owned affiliate of Parent and those shares with respect to which appraisal rights under Delaware law are properly exercised and not withdrawn) will be cancelled and extinguished and converted into the right to receive $1.03 in cash, without interest (the “Per Share Merger Consideration”).

As of the effective time of the Merger, (i) each stock option of the Company that is outstanding and unexercised immediately before the effective time will be cancelled in consideration for the right to receive a cash payment equal to the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option, without interest, less any required withholding taxes.

The parties to the Merger Agreement have each made customary representations and warranties.

The Company has agreed, subject to the terms of the Merger Agreement, to various covenants and agreements, including, among others to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and completion of the Merger in a manner consistent with past practice.  The parties have also agreed to use their respective reasonable best efforts to obtain any approvals from governmental authorities for the Merger, including all antitrust approvals.

Each party’s obligation to consummate the Merger is subject to certain conditions, including, among others: (i) approval of the Merger Agreement by the holders of a majority of the Company’s outstanding Common Stock, which approval was effected on October 4, 2017, by a written consent of certain holders of Common Stock (discussed below); (ii) 10 days having elapsed since the mailing to the stockholders of the Company of the definitive information statement with respect to such adoption of the Merger Agreement; (iii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (iv) the absence of any order or legal requirement issued or enacted by any court or other governmental authority, which is in effect and prevents the consummation of the Merger.  Parent’s and Acquisition Sub’s obligation to consummate the Merger is also conditioned on, among other things, the absence of any material adverse effect on the Company.

The Merger Agreement provides that the Company may not, directly or indirectly, solicit, initiate, knowingly encourage or knowingly facilitate the making, submission or announcement of any offer, proposal, inquiry or indication of interest relating to any acquisition proposals or any of the foregoing that could reasonably be expected to lead to any acquisition proposal; provided, however, that, notwithstanding the execution and delivery of the Written Consent as described above, prior to 5:00 p.m., New York City time, on October 14, 2017, the Company may, subject to the terms and conditions set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited acquisition proposal that the Company’s board of directors determines in good faith constitutes, or could reasonably be expected to lead to, a Superior Proposal (as defined in the Merger Agreement). In the event that the Company’s board of directors determines in good faith that such a acquisition proposal constitutes a Superior Proposal and the Company complies with certain notice and other conditions set forth in the Merger Agreement, including providing Parent with an opportunity to match or improve upon such Superior Proposal, and Parent does not deliver a proposal matching or improving upon such Superior Proposal (as determined by the Company’s board of directors in good faith), the Company may, prior to 5:00 p.m., New York City time, on October 14, 2017, terminate the Merger Agreement to accept such Superior Proposal. In such event, the Company must pay Parent a termination fee in the amount of $5,506,000, plus the reasonable out of pocket expenses of Parent and Acquisition Sub (the “Termination Fee”) concurrently with such termination.

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The Merger Agreement contains certain specified termination provisions, including, among others, a mutual termination right if the Merger has not been consummated on or before [March 31], 2018.  In certain circumstances in connection with the termination of the Merger Agreement (including those described above), the Company must pay Parent the Termination Fee.

A copy of the Merger Agreement is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated in this Item 1.01 by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts (such disclosures include information that has been included in the Company’s public disclosures, as well as additional non-public information); and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement (except for the right of holders of Common Stock of the Company to receive the Per Share Merger Consideration from and after the consummation of the Merger) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Material Compensatory Plan, Contract or Arrangement

As previously disclosed on the Company Form 8-K filed with the Securities and Exchange Commission on February 28, 2011, the Company and Jay Nadel, Vice Chair of the Company’s Board of Directors, are parties to that certain Agreement, dated as of February 22, 2011 (the “Nadel Agreement”), pursuant to which Mr. Nadel is to perform such consulting and advisory services, within Nadel’s area of expertise, as may be requested by Richard J. Kurtz, Chairman of the Board or the Company (the “Chairman”). In connection with the Nadel Agreement, the Chairman agreed to recommend to the Compensation Committee of the Company’s Board of Directors (the “Committee”) to reward Mr. Nadel with shares of Common Stock if Mr. Nadel was successful in building the Company’s value within two years of the date of the Nadel Agreement. Due to an oversight by the Chairman, a recommendation was not made to the Committee within the time frame suggested in the Nadel Agreement. On October 2, 2017, in recognition of Mr. Nadel’s service and dedication to the Company over many years, to correct this prior oversight and to avoid any claims by Mr. Nadel against the Company with respect to this oversight, the Committee, comprised of independent directors, deemed it in the best interest of the Company and its stockholders to grant a stock award to Mr. Nadel, of 3,747,118 shares of Common Stock (the “Nadel Stock Award”), which was approved by the Company’s Board of Directors. The Nadel Stock Award was fully vested as of the date of grant.

On October 4, 2017, in recognition of Douglas Kramer’s many years of service and dedication to the Company, together with excellent service in creating value for stockholders, the Committee, comprised of independent directors, deemed it in the best interest of the Company and its stockholders to grant a stock award to Mr. Kramer of 500,000 shares of Common Stock (the “Kramer Stock Award”), which was approved by the Company’s Board of Directors. The Kramer Stock Award was fully vested as of the date of grant.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.03 - Amendment to Bylaws
On October 4, 2017, the Board approved an amendment (the “Amendment”) to the Bylaws of the Company (the “Bylaws”), effective immediately upon adoption by the Board, to add a new Article XII, providing that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of fiduciary duty owed by any director or officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the DGCL, the certificate of incorporation of the Company or the By-Laws (in each case, as may be amended from time to time); (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine; or (v) any other internal corporate claim as defined in Section 115 of the DGCL or any successor provision, shall be in the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware, subject to the court’s having personal jurisdiction over the indispensable parties named therein.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Stockholders.

On October 4, 2017, certain stockholders of the Company, including the Company’s Chairman and controlling shareholder, Richard Kurtz, holding an aggregate of 100,058,141 shares of the Company’s Common Stock, which constitute approximately 78% of the voting power of the outstanding shares of the Company’s Common Stock, executed a Written Consent approving the Merger Agreement and the transactions contemplated thereby, including the Merger. No further approval of the stockholders of the Company is required to adopt the Merger. The Company will file with the SEC, and mail to its stockholders, an information statement describing the Merger Agreement and the transactions contemplated thereby, including the Merger.

On October 4, 2017, certain stockholders of the Company, including the Company’s Chairman and controlling shareholder, Richard Kurtz, holding an aggregate of 87,613,551 shares of the Company’s Common Stock, which constitute approximately 68% of the voting power of the outstanding shares of the Company’s Common Stock, executed a Written Consent approving the Nadel Stock Award and the Kramer Stock Award.

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

On October 5, 2017, the Company issued a press release announcing the entry into the Merger Agreement.  The press release is attached as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company and Parent. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the proposed Merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. The Company and Parent may be filing other documents with the SEC as well. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated October 4, 2017, by and among Lapolla Industries, Inc., Icynene U.S. Holding Corp., and Blaze Merger Sub Inc.
3.1	Amendment to Bylaws of Lapolla Industries, Inc.
99.1	Press Release, dated October 5, 2017, issued by the Company.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request, subject to the Company’s right to request confidential treatment of any requested schedule or exhibit.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “can,” “expects,” “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “is confident that” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the transactions among the Company, Parent, and Acquisition Sub, including the Company’s and Parent’s future financial and operating results, plans, objectives, expectations and intentions, the expected timing of completion of the transactions and other statements that are not historical facts. These forward-looking statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: the Merger not being timely completed, if completed at all; risks associated with the financing of the transaction; prior to the completion of the Merger, the Company’s or Parent’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; and the parties being unable to successfully implement integration strategies or realize the anticipated benefits of the acquisition, including the possibility that the expected synergies and cost reductions from the proposed acquisition will not be realized or will not be realized within the expected time period. Those factors and the other risk factors described in the Company’s annual and quarterly reports as filed with the SEC are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of the Company’s forward-looking statements. Other unknown or unpredictable factors also could harm the Company’s results. Consequently, the Company’s actual results could be materially different from the results described or anticipated by the Company’s forward-looking statements due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than anticipated. Given these uncertainties, you should not rely on forward-looking statements. Forward-looking statements represent the Company’s estimates and assumptions only as of the date that they were made. The Company expressly disclaim any duty to provide updates to forward-looking statements, and the estimates and assumptions associated with them, after the date of this document, in order to reflect changes in circumstances or expectations or the occurrence of unanticipated events, except to the extent required by applicable securities laws. The foregoing cautionary statements apply to all of the Company’s forward-looking statements contained in this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 5, 2017	LAPOLLA INDUSTRIES, INC.
	By:	/s/ Harvey L. Schnitzer
Harvey L. Schnitzer
Director and Chief Operating Officer

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